                                                                                                                        EXHIBIT 99.1
[GOLDMAN
  SACHS
  LOGO]
                                                           GSAMP 2003-HE1                            13:04 TUESDAY,   MAY 13, 2003 1

                                                      PORTFOLIO SUMMARY REPORT
                                                  PREPARED BY GOLDMAN, SACHS & CO.

------------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                                                      LOANS  PRINCIPAL BALANCE  CURR WAC  5/1 WAM  5/1 AGE

------------------------------------------------------------------------------------------------------------------------------------
0001 ARMS                                                                     1,569    $269,954,369.23     8.048   354.75     5.22
0002 FIXED RATE                                                               1,345    $183,258,819.38     7.824   337.59     3.76
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                                2,914    $453,213,188.61
------------------------------------------------------------------------------------------------------------------------------------


Disclaimer:

Copyright(C)2000 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              GSAMP 2003-HE1                                                       MAY 13, 2003  13:04  PAGE 0001
  SACHS    ALL                   ARMS
  LOGO]



 ____________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| 5/1 WAM| 5/1 AGE|1ST CAP|PER CAP|MAXRATE|5/1 MTR|MARGIN| OLTV  | COLTV | FICO  |
|                                                                                                                    |
|------|------------------|---------|--------|--------|-------|-------|-------|-------|------|-------|-------|-------|
| 1,569|   $269,954,369.23|    8.048|  354.75|    5.22|  2.326|  1.225| 14.497|  19.68| 6.349|  81.30|  81.30|597.204|
|------|------------------|---------|--------|--------|-------|-------|-------|-------|------|-------|-------|-------|

 ______________________________________________________________________________
|                                                                              |
|CURRENT RATE          |PRINCIPAL BALANCE              |5/1 REM TERM           |
|----------------------|-------------------------------|-----------------------|
| 5.00- 5.49%      0.06| $25,000 - $50,000         1.27|241 - 300 MTHS     0.06|
| 5.50- 5.99%      1.30| $50,000 - $100,000       11.75|301 - 360 MTHS    99.94|
| 6.00- 6.49%      3.41| $100,000 - $150,000      17.72|                       |
| 6.50- 6.99%     14.27| $150,000 - $200,000      15.23|                       |
| 7.00- 7.49%     13.31| $200,000 - $250,000      12.04|                       |
| 7.50- 7.99%     23.92| $250,001 - $275,000       4.06|                       |
| 8.00- 8.49%     11.37| $275,001 - $350,000      14.41|                       |
| 8.50- 8.99%     18.24| $350,001 - $450,000      12.09|                       |
| 9.00- 9.49%      4.23| $450,001 - $550,000       5.15|                       |
| 9.50- 9.99%      4.35| $550,001 - $650,000       5.43|                       |
|10.00-10.99%      3.86| $650,001 - $750,000       0.25|                       |
|11.00-12.49%      1.53| $750,001 - $850,000       0.60|                       |
|12.50-12.99%      0.07|                               |                       |
|*MORE*            0.10|                               |                       |
|----------------------|-------------------------------|-----------------------|

 _________________________________________________________________________________________________________________________________
|GEOGRAPHY         |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |COMB OLTV         |
|------------------|---------------|------------------------------|-------------------------|------------------|------------------|
|CALIFORNIA   37.99|94112      0.55|SINGLE FAMILY            73.40|CASHOUT REFI        49.36| 0.01-50.00   0.90| 0.01-50.00   0.90|
|ILLINOIS      7.48|80207      0.47|PUD                      11.02|PURCHASE            26.98| 50.01-60.0   2.78| 50.01-60.0   2.78|
|FLORIDA       5.96|94533      0.44|2-4 FAMILY                9.48|DEBT CONSOLIDATION  12.86| 60.01-70.0   9.56| 60.01-70.0   9.56|
|ARIZONA       4.36|94941      0.44|CONDO                     4.73|RATE/TERM REFI      10.81| 70.01-75.0  11.07| 70.01-75.0  11.07|
|COLORADO      3.95|92592      0.43|MANUFACTURED HOUSING      1.38|                         | 75.01-80.0  25.06| 75.01-80.0  25.06|
|MICHIGAN      3.71|60639      0.43|                              |                         | 80.01-85.0  19.54| 80.01-85.0  19.54|
|TEXAS         3.60|94605      0.43|                              |                         | 85.01-90.0  24.48| 85.01-90.0  24.48|
|NEW JERSEY    3.47|94401      0.43|                              |                         | 90.01-95.0   6.57| 90.01-95.0   6.57|
|MASSACHUSET   2.33|91977      0.38|                              |                         | 97.01-100.   0.04| 97.01-100.   0.04|
|WASHINGTON    2.09|95008      0.35|                              |                         |                  |                  |
|*MORE*       25.07|*MORE*    95.64|                              |                         |                  |                  |
|------------------|---------------|------------------------------|-------------------------|------------------|------------------|

 ______________________________________________________________________________
|                                                                              |
|OCCUPANCY        |FICO          |DOC                 |PREPAY MONTHS  |LIEN    |
|-----------------|--------------|--------------------|-------------|----------|
|OWNER OCCU  89.36|MISSING   0.12|ALTERNATE DOC   5.72|    0   21.46| 1  100.00|
|NON-OWNER   10.23|500-519   7.47|FULL DOC       55.31|    6    0.24|          |
|SECOND HOM   0.41|520-539  10.15|LIMITED DOC     2.71|   12    1.91|          |
|                 |540-559   9.73|STATED DOC     36.25|   24   70.92|          |
|                 |560-579  12.61|                    |   36    5.43|          |
|                 |580-619  26.00|                    |   60    0.03|          |
|                 |620-649  17.58|                    |             |          |
|                 |650-699  12.60|                    |             |          |
|                 |700-749   3.15|                    |             |          |
|                 |750-799   0.59|                    |             |          |
|                 |              |                    |             |          |
|                 |              |                    |             |          |
|-----------------|--------------|--------------------|-------------|----------|

 ____________________________________________________________________________________________________________________________
|                                                                                                                            |
|AMORT               |5/1 MTR        |MARGINS          |1ST RATE CAP |PER RATE CAP |MAXRATE             |POOL                |
|--------------------|---------------|-----------------|-------------|-------------|--------------------|--------------------|
|2/28 LIBOR AR  92.20|  1        0.06| 3.01-5.00   0.91|  1.00   0.27|  1.00  55.27|11.00-12.49%    2.97|FIN AMERICA    54.96|
|25LIB1M/IO/10   0.06|  6        0.07| 5.01-6.00  23.36|  1.50  44.56|  1.50  44.68|12.50-12.99%   10.46|NEW CENTURY    45.04|
|3/27 LIBOR AR   7.75|  8        0.08| 6.01-6.50  56.23|  2.00   0.07|  3.00   0.06|13.00-13.49%    9.40|                    |
|                    |  9        0.06| 6.51-7.00  13.93|  3.00  55.10|             |13.50-13.99%   16.32|                    |
|                    | 10        0.06| 7.01-7.50   4.90|             |             |14.00-14.49%   11.20|                    |
|                    | 11        0.06| 7.51-8.00   0.48|             |             |14.50-14.99%   21.07|                    |
|                    | 12        0.24| 8.01-8.50   0.16|             |             |15.00-15.49%    6.89|                    |
|                    | 13-24    91.82|10.51-11.0   0.03|             |             |15.50-15.99%   12.08|                    |
|                    | 25-36     7.54|                 |             |             |16.00-16.49%    3.15|                    |
|                    |               |                 |             |             |16.50-16.99%    3.00|                    |
|                    |               |                 |             |             |17.00-17.49%    1.13|                    |
|                    |               |                 |             |             |17.50-17.99%    1.38|                    |
|                    |               |                 |             |             |18.00-18.49%    0.33|                    |
|                    |               |                 |             |             |18.50-18.99%    0.38|                    |
|                    |               |                 |             |             |19.00-19.49%    0.07|                    |
|                    |               |                 |             |             |19.50-19.99%    0.07|                    |
|                    |               |                 |             |             |*MORE*          0.10|                    |
|--------------------|---------------|-----------------|-------------|-------------|--------------------|--------------------|

[GOLDMAN   PROJECT:              GSAMP 2003-HE1                                                       MAY 13, 2003  13:04  PAGE 0002
  SACHS    ALL                   FIXED RATE
  LOGO]



 ____________________________________________________________________________________________________________________
|                                                                                                                    |
| LOANS| PRINCIPAL BALANCE| CURR WAC| 5/1 WAM| 5/1 AGE|1ST CAP|PER CAP|MAXRATE|5/1 MTR|MARGIN| OLTV  | COLTV | FICO  |
|------|------------------|---------|--------|--------|-------|-------|-------|-------|------|-------|-------|-------|
| 1,345|   $183,258,819.38|    7.824|  337.59|    3.76|   .   |   .   |   .   |    .  |  .   |  73.83|  76.53|619.026|
|------|------------------|---------|--------|--------|-------|-------|-------|-------|------|-------|-------|-------|

 ______________________________________________________________________________
|                                                                              |
|CURRENT RATE            |PRINCIPAL BALANCE            |5/1 REM TERM           |
|------------------------|-----------------------------|-----------------------|
| 4.50- 4.99%        0.48| $0 - $25,000            0.72|109 - 120 MTHS     0.26|
| 6.00- 6.49%        1.52| $25,000 - $50,000       4.02|121 - 180 MTHS     6.76|
| 6.50- 6.99%       24.37| $50,000 - $100,000     16.02|181 - 240 MTHS     4.42|
| 7.00- 7.49%       17.77| $100,000 - $150,000    16.21|241 - 300 MTHS     0.90|
| 7.50- 7.99%       26.78| $150,000 - $200,000    16.41|301 - 360 MTHS    87.65|
| 8.00- 8.49%        6.91| $200,000 - $250,000    11.48|                       |
| 8.50- 8.99%        9.06| $250,001 - $275,000     4.43|                       |
| 9.00- 9.49%        2.59| $275,001 - $350,000    11.60|                       |
| 9.50- 9.99%        3.82| $350,001 - $450,000     9.95|                       |
|10.00-10.99%        5.31| $450,001 - $550,000     4.86|                       |
|11.00-12.49%        1.24| $550,001 - $650,000     4.30|                       |
|12.50-12.99%        0.11|                             |                       |
|13.00-13.49%        0.02|                             |                       |
|*MORE*              0.02|                             |                       |
|------------------------|-----------------------------|-----------------------|

 _________________________________________________________________________________________________________________________________
|                                                                                                                                 |
|GEOGRAPHY         |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |COMB OLTV         |
|------------------|---------------|------------------------------|-------------------------|------------------|------------------|
|CALIFORNIA   34.83|90650      0.57|SINGLE FAMILY            72.84|CASHOUT REFI        62.66| 0.01-50.00   8.51| 0.01-50.00   5.10|
|NEW YORK     11.04|91103      0.52|2-4 FAMILY               13.43|RATE/TERM REFI      18.96| 50.01-60.0   6.62| 50.01-60.0   6.62|
|FLORIDA       7.50|11714      0.51|PUD                       9.63|PURCHASE            12.50| 60.01-70.0  16.63| 60.01-70.0  16.63|
|NEW JERSEY    7.04|93065      0.48|CONDO                     2.28|DEBT CONSOLIDATION   5.88| 70.01-75.0  11.95| 70.01-75.0  11.95|
|TEXAS         6.48|90016      0.48|MANUFACTURED HOUSING      1.83|                         | 75.01-80.0  23.38| 75.01-80.0  23.38|
|MICHIGAN      2.75|92694      0.45|                              |                         | 80.01-85.0  15.85| 80.01-85.0  15.85|
|MASSACHUSET   2.53|02122      0.42|                              |                         | 85.01-90.0  14.96| 85.01-90.0  14.98|
|ILLINOIS      2.31|11772      0.40|                              |                         | 90.01-95.0   2.09| 90.01-95.0   2.21|
|CONNECTICUT   1.91|11706      0.39|                              |                         |                  | 95.01-97.0   0.01|
|MARYLAND      1.65|92705      0.39|                              |                         |                  | 97.01-100.   3.26|
|*MORE*       21.95|*MORE*    95.39|                              |                         |                  |                  |
|------------------|---------------|------------------------------|-------------------------|------------------|------------------|

 ______________________________________________________________________________
|OCCUPANCY        |FICO          |DOC                 |PREPAY MONTHS|LIEN      |
|-----------------|--------------|--------------------|-------------|----------|
|OWNER OCCU  92.15|MISSING   0.05|ALTERNATE DOC   0.89| 0      23.63| 1   96.59|
|NON-OWNER    7.71|500-519   5.05|FULL DOC       51.31| 6       0.09| 2    3.41|
|SECOND HOM   0.14|520-539   5.93|LIMITED DOC     3.59|12      11.09|          |
|                 |540-559   7.73|STATED DOC     44.21|24       7.42|          |
|                 |560-579   6.73|                    |36      45.81|          |
|                 |580-619  24.20|                    |42       0.08|          |
|                 |620-649  19.44|                    |60      11.88|          |
|                 |650-699  22.89|                    |             |          |
|                 |700-749   5.84|                    |             |          |
|                 |750-799   2.13|                    |             |          |
|                 |              |                    |             |          |
|                 |              |                    |             |          |
|-----------------|--------------|--------------------|-------------|----------|

 ____________________________________________________________________________________________________________________________
|                                                                                                                            |
|AMORT               |5/1 MTR        |MARGINS          |1ST RATE CAP |PER RATE CAP |MAXRATE             |POOL                |
|--------------------|---------------|-----------------|-------------|-------------|--------------------|--------------------|
|FIXED BALLOON   0.71|MISSING  100.00| MISSING   100.00|   .   100.00|   .   100.00| N/A          100.00|FIN AMERICA    18.36|
|FIXED RATE     99.29|               |                 |             |             |                    |NEW CENTURY    81.64|
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|                    |               |                 |             |             |                    |                    |
|--------------------|---------------|-----------------|-------------|-------------|--------------------|--------------------|

[GOLDMAN                                                   GSAMP 2003-HE1                              13:04 TUESDAY, MAY 13, 2003 1
  SACHS
  LOGO]                                               PORTFOLIO SUMMARY REPORT
                                                  PREPARED BY GOLDMAN, SACHS & CO.

------------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                                                   LOANS  PRINCIPAL BALANCE  CURR WAC  5/1 WAM  5/1 AGE

------------------------------------------------------------------------------------------------------------------------------------
0001 ALL                                                                   2,914    $453,213,188.61     7.957   347.81     4.63
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                             2,914    $453,213,188.61
------------------------------------------------------------------------------------------------------------------------------------


Disclaimer:

Copyright(C)2000 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              GSAMP 2003-HE1                                                       MAY 13, 2003  13:04  PAGE 0001
  SACHS    ALL                   ALL
  LOGO]



 ____________________________________________________________________________________________________________________
|                                                                                                                    |
| LOANS| PRINCIPAL BALANCE| CURR WAC| 5/1 WAM| 5/1 AGE|1ST CAP|PER CAP|MAXRATE|5/1 MTR|MARGIN| OLTV  | COLTV | FICO  |
|------|------------------|---------|--------|--------|-------|-------|-------|-------|------|-------|-------|-------|
| 2,914|   $453,213,188.61|    7.957|  347.81|    4.63|  2.326|  1.225| 14.497|  19.68| 6.349|  78.28|  79.37|606.032|
|------|------------------|---------|--------|--------|-------|-------|-------|-------|------|-------|-------|-------|

 ______________________________________________________________________________
|                                                                              |
|CURRENT RATE            |PRINCIPAL BALANCE            |5/1 REM TERM           |
|------------------------|-----------------------------|-----------------------|
| 4.50- 4.99%        0.19| $0 - $25,000            0.29|109 - 120 MTHS     0.11|
| 5.00- 5.49%        0.03| $25,000 - $50,000       2.38|121 - 180 MTHS     2.73|
| 5.50- 5.99%        0.77| $50,000 - $100,000     13.48|181 - 240 MTHS     1.79|
| 6.00- 6.49%        2.64| $100,000 - $150,000    17.11|241 - 300 MTHS     0.40|
| 6.50- 6.99%       18.35| $150,000 - $200,000    15.71|301 - 360 MTHS    94.97|
| 7.00- 7.49%       15.11| $200,000 - $250,000    11.81|                       |
| 7.50- 7.99%       25.08| $250,001 - $275,000     4.21|                       |
| 8.00- 8.49%        9.56| $275,001 - $350,000    13.27|                       |
| 8.50- 8.99%       14.53| $350,001 - $450,000    11.23|                       |
| 9.00- 9.49%        3.57| $450,001 - $550,000     5.03|                       |
| 9.50- 9.99%        4.14| $550,001 - $650,000     4.97|                       |
|10.00-10.99%        4.45| $650,001 - $750,000     0.15|                       |
|11.00-12.49%        1.41| $750,001 - $850,000     0.36|                       |
|*MORE*              0.16|                             |                       |
|------------------------|-----------------------------|-----------------------|

 _________________________________________________________________________________________________________________________________
|                                                                                                                                 |
|GEOGRAPHY         |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |COMB OLTV         |
|------------------|---------------|------------------------------|-------------------------|------------------|------------------|
|CALIFORNIA   36.71|80207      0.36|SINGLE FAMILY            73.17|CASHOUT REFI        54.74| 0.01-50.00   3.98| 0.01-50.00   2.60|
|FLORIDA       6.58|94605      0.34|2-4 FAMILY               11.08|PURCHASE            21.12| 50.01-60.0   4.33| 50.01-60.0   4.33|
|NEW YORK      5.41|94112      0.33|PUD                      10.46|RATE/TERM REFI      14.10| 60.01-70.0  12.42| 60.01-70.0  12.42|
|ILLINOIS      5.39|92592      0.30|CONDO                     3.74|DEBT CONSOLIDATION  10.04| 70.01-75.0  11.43| 70.01-75.0  11.43|
|NEW JERSEY    4.91|90016      0.29|MANUFACTURED HOUSING      1.56|                         | 75.01-80.0  24.38| 75.01-80.0  24.38|
|TEXAS         4.77|94804      0.27|                              |                         | 80.01-85.0  18.05| 80.01-85.0  18.05|
|MICHIGAN      3.32|91977      0.27|                              |                         | 85.01-90.0  20.63| 85.01-90.0  20.64|
|ARIZONA       3.08|94533      0.26|                              |                         | 90.01-95.0   4.76| 90.01-95.0   4.81|
|COLORADO      2.89|94941      0.26|                              |                         | 97.01-100.   0.02| 95.01-97.0   0.00|
|MASSACHUSET   2.41|60639      0.26|                              |                         |                  | 97.01-100.   1.34|
|*MORE*       24.53|*MORE*    97.06|                              |                         |                  |                  |
|------------------|---------------|------------------------------|-------------------------|------------------|------------------|

 ______________________________________________________________________________
|                                                                              |
|OCCUPANCY        |FICO          |DOC                 |PREPAY MONTHS|LIEN      |
|-----------------|--------------|--------------------|-------------|----------|
|OWNER OCCU  90.49|MISSING   0.10|ALTERNATE DOC   3.77|    0   22.33| 1   98.62|
|NON-OWNER    9.21|500-519   6.49|FULL DOC       53.69|    6    0.18| 2    1.38|
|SECOND HOM   0.30|520-539   8.44|LIMITED DOC     3.07|   12    5.62|          |
|                 |540-559   8.92|STATED DOC     39.47|   24   45.24|          |
|                 |560-579  10.23|                    |   36   21.76|          |
|                 |580-619  25.27|                    |   42    0.03|          |
|                 |620-649  18.33|                    |   60    4.82|          |
|                 |650-699  16.76|                    |             |          |
|                 |700-749   4.24|                    |             |          |
|                 |750-799   1.21|                    |             |          |
|                 |              |                    |             |          |
|                 |              |                    |             |          |
|-----------------|--------------|--------------------|-------------|----------|

 ____________________________________________________________________________________________________________________________
|                                                                                                                            |
|AMORT               |5/1 MTR        |MARGINS          |1ST RATE CAP |PER RATE CAP |MAXRATE             |POOL                |
|--------------------|---------------|-----------------|-------------|-------------|--------------------|--------------------|
|2/28 LIBOR AR  54.92|MISSING   40.44| MISSING    40.44|   .    40.44|   .    40.44| N/A           40.44|FIN AMERICA    40.16|
|25LIB1M/IO/10   0.03|  1        0.03| 3.01-5.00   0.54|  1.00   0.16|  1.00  32.92|11.00-12.49%    1.77|NEW CENTURY    59.84|
|3/27 LIBOR AR   4.62|  6        0.04| 5.01-6.00  13.92|  1.50  26.54|  1.50  26.61|12.50-12.99%    6.23|                    |
|FIXED BALLOON   0.29|  8        0.05| 6.01-6.50  33.49|  2.00   0.04|  3.00   0.03|13.00-13.49%    5.60|                    |
|FIXED RATE     40.15|  9        0.04| 6.51-7.00   8.30|  3.00  32.82|             |13.50-13.99%    9.72|                    |
|                    | 10        0.04| 7.01-7.50   2.92|             |             |14.00-14.49%    6.67|                    |
|                    | 11        0.04| 7.51-8.00   0.28|             |             |14.50-14.99%   12.55|                    |
|                    | 12        0.14| 8.01-8.50   0.09|             |             |15.00-15.49%    4.10|                    |
|                    | 13-24    54.69|10.51-11.0   0.02|             |             |15.50-15.99%    7.19|                    |
|                    | 25-36     4.49|                 |             |             |16.00-16.49%    1.88|                    |
|                    |               |                 |             |             |16.50-16.99%    1.79|                    |
|                    |               |                 |             |             |17.00-17.49%    0.67|                    |
|                    |               |                 |             |             |17.50-17.99%    0.82|                    |
|                    |               |                 |             |             |18.00-18.49%    0.20|                    |
|                    |               |                 |             |             |18.50-18.99%    0.23|                    |
|                    |               |                 |             |             |19.00-19.49%    0.04|                    |
|                    |               |                 |             |             |*MORE*          0.10|                    |
|--------------------|---------------|-----------------|-------------|-------------|--------------------|--------------------|